EXHIBIT 10.31

EXCHANGE AGREEMENT

This Agreement ("Agreement") is made and entered into on the date hereinbelow stated by and between CCI Group, Inc., a Utah corporation (the "Company"), the limited liability company whose name appears on the signatory page of this Agreement (“Fund”), and the undersigned party whose name and address appears on the signatory page of this Agreement (the "Undersigned").

* W I T N E S S E T H *

WHEREAS, the Fund is the holder of certain 12% Subordinated Notes previously  issued by the Company (“Subordinated Notes”), which are subject to the terms and conditions of an Indenture Agreement dated September 1, 2003 by and among each holder of the S ubordinated N otes, the Company, McGinn Smith & Co., Inc, as registrar and paying agent, and Miller, Gesko & Company, Inc. as indenture agent (“Indenture Agreement”).

WHEREAS, the Undersigned has contributed to the Fund a total cash amount which is set forth on Exhibit A, which resultantly entitles the Undersigned to certain membership rights and interest in the Fund based upon such cash contribution (“Membership Interest”),

WHEREAS, the Undersigned has received from the Company that certain Confidential Private Placement Memorandum dated September 22, 2005 (“Offering Memorandum”) which offers to the Undersigned the right to exchange the Membership Interest held by the Undersigned for the following considerations;

(i)

a certain class of preferred stock of the Company design at ed the Series B, Non-Voting Convertible Preferred Shares (“Series B Preferred Stock”),

(ii)

a certain stock purchase warrant (“Warrant”), and

(iii)

a special dividend payable by the Company (“Special Dividend”), all of which are more accurately described in the Offering Memorandum and herein,

WHEREAS, pursuant to the Offering Memorandum and the terms and conditions herein, the Undersigned desires to exchange all of his rights, titles, and interest in and to the Membership Interests for the consideration set forth herein, and the Fund agrees to cancel, surrender, and terminate its rights in and to corresponding amount of the Subordinated Notes, as provided herein;

NOW THEREFORE, in consideration of the mutual covenants, terms and conditions contained herein, the parties do hereby covenant, warrant and agree as follows:

ARTICLE I

EXCHANGE OF SECURITIES

1.01.

Exchange and Surrender of Membership Interests and Subordinated Notes.

(a) Effective as of the Effective Date and subject to the other terms and conditions herein;  (i) the Undersigned hereby assigns, transfers, and conveys to the Company, for purposes of canceling the Membership Interest, all of its rights, titles and interests in and to the Membership Interest (“Transferred Membership Interest”), and (ii) simultaneously therewith, the Company hereby assigns, transfers, and conveys to the Fund all of its rights, titles and interests in and to the Transferred Membership Interest and correspondingly the Fund hereby cancels and terminates the principal amount of Subordinated Notes held by the Fund equal to the total cash contributed to the Fund by the Undersigned (as set forth on Exhibit A) multiplied by ninety percent (90%) (“Satisfied Subordinated Note” and the amount thereof “Satisfied Subordinated Note Amount”).

(b) Effective as of the Effective Date, (i) the Fund hereby forever waives, surrenders, and forfeits  all of its rights, titles, interests, claims and demands, of any kind or nature,  in and to the Satisfied Subordinated Notes and under the Indenture Agreement (limited to the Satisfied Subordinated Amount), including the right to receive any principal, interest, or other payment of any kind or nature due on the Satisfied Subordinated Note not heretofore received by the Fund (including any past due or default interest, if any) , as well the right to assert any default under the Indenture Agreement, and (ii) the Undersigned hereby forever waives, surrenders, and forfeits  all of his rights, titles, interests, claims and demands, of any kind or nature, in and to the Membership Interests, including the right to receive any fund distribution or payment any kind or nature due from the Fund not heretofore received by the Undersigned, including the right to receive a pro-rata portion of the Subordinated Notes held by the Fund.

(c) The execution of this agreement by the Undersigned shall constitute sufficient evidence among the parties as to the transaction contemplated herein. No other instrument will be executed by the Undersigned. As soon as practicable following the execution of this Agreement, the Fund shall deliver to the Company, in original form, one or more Subordinated Note(s) in an aggregate principal amount equal to at least the Satisfied Subordinated Note Amount, and shall marked such Subordinated Note or Note(s) “Satisfied in Full.” The Company will issue a replacement Subordinated Note equal to the difference between the Satisfied Subordinated Note Amount and the aggregate principal amount of the Subordinated Note(s) then surrendered by the Fund. The failure of the Fund to deliver any Subordinated Note to the Company for surrender as provided in the preceding sentence shall not abrogate the transactions effected herein.

1.02.

Preferred Shares, Warrant and Special Dividend. In consideration of the mutual terms, covenants and conditions contained herein, effective as of the Effective Date; the Company hereby covenants and agrees as follows:

(a) Preferred Shares. The Undersigned shall be the owner of the number of shares of the Series B Preferred Stock set forth on Exhibit A (“Preferred Shares”). The Preferred Shares will be evidenced by one or more stock certificates registered in the name of the Undersigned which will be delivered to the Undersigned within ten (10) days from the date this agreement, duly executed by the Undersigned, is received by the Company .. It is understood that the rights, privileges, and preferences of the Preferred Shares is governed by the Articles Of Amendment For Certificate Of Designations which is attached as Exhibit D to the Offering Memorandum (“Certificate of Designations”)

(b) Warrant and Warrant Shares. The Undersigned shall be the owner of the Warrant which is exercisable for the number of shares of common stock set forth on Exhibit A (“Warrant Shares”). The Warrant will be evidenced by a stock purchase warrant registered in the name of the Undersigned which will be delivered to the Undersigned within ten (10) days from the date this agreement, duly executed by the Undersigned, is received by the Company. It is understood that the form of stock purchase warrant is attached as Exhibit D to the Offering Memorandum.

(c)  Special Dividend. The Undersigned shall be entitled to receive from the Company the special dividend described in the Offering Memorandum, the amount of which is set forth on Exhibit A. The amount of the special dividend will be delivered to the Undersigned within ten (10) days from the date this agreement, duly executed by the Undersigned, is received by the Company.

1.03. Registration Rights . The Company hereby confirms and acknowledges that its has granted to the Undersigned certain registration right in respect of the common stock underlying the Preferred Stock and the Warrant Shares as set forth in the Offering Memorandum.

1.0 4

Effective Date. Notwithstanding the date this agreement is executed by the parties, the effective date of this agreement shall be August 31, 2005 (“Effective Date”).

1.0 5 ..

Additional Undertakings. Concurrent with the execution hereof and from time to time thereafter, the parties hereto shall execute such additional instruments and take such additional action as such other party(ies) make reasonably request in order to effectuate the purpose and intent of this Agreement.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF COMPANY

As of the Effective Date, the Company does hereby represent and warrant to the Fund and the Undersigned as follows:

(a) Organization and Qualification. The Company is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.  The Company is not in violation or default of any of the provisions of its certificate or articles of incorporation, bylaws or other organizational or charter documents.

(b) Authority and Enforcement. The execution, delivery and performance by the Company of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of the Company.  This Agreement when executed and delivered by the Company in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Company, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(c) Execution and Delivery.  Neither the execution and delivery of this Agreement by the Company, nor the consummation of the transactions set forth herein or contemplated hereby will conflict with or result in any violation of or constitute a breach of or a default under the Certificate of Incorporation or By Laws of the Company or under any contract, instrument, agreement, understanding, mortgage, indenture, lease, insurance policy, permit, concession, grant, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to or to which the Company is a party, nor will it give rise to any right of acceleration in the time for performance or any obligation of the Company under any contract or instrument, nor will it result in the creation of any lien, charge, encumbrance of any asset of the Company.

(d) Issuance of the Securities.  The Preferred Stock (and the common stock received upon conversion of the Preferred Stock) when issued in accordance with the terms and conditions herein and/or the Certificate of Designations as the case may be, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens, claims, and encumbrances other than restrictions on transfer provided for herein, in this Agreement, or in the Offering Memorandum.  The Warrant Shares, when issued in accordance with the terms of the Warrant will be validly issued, fully paid and nonassessable, free and clear of all liens, claims, and encumbrances other than restrictions on transfer provided for herein, in this Agreement, or in the Offering Memorandum.  The Company will reserve from time to time from its duly authorized capital stock a sufficient number of shares of its common stock to allow for issuance of the Warrant Stock and the conversion of the Preferred Stock.

(e) Securities Laws .  The offer and sale of the securities described herein and in the Offering Memorandum is made in compliance with Federal and State securities laws and regulations.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF

UNDERSIGNED

As of the Effective Date, the Undersigned does hereby represent and warrant to the Company and the Fund as follows:

(a) Authority and Enforcement The Undersigned has power and authority to enter into and to consummate the transactions contemplated by this Agreement otherwise to carry out its obligations hereunder. This Agreement when executed and delivered by the Undersigned in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Undersigned, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Title to Membership Interest. The Undersigned has good and valid title to the Membership Interest beneficially and of record, free and clear of all liens, claims, and encumbrances of any kind or nature. Further, the Membership Interest is not the subject of any pledge, mortgage, hypothecation or other encumbrance of any kind or nature.

(c). Net Worth. The Undersigned has a net worth and annual gross income as stated in the Subscriber Questionnaire (which has been provided to the Undersigned), which Questionnaire and the answers thereto are incorporated herein, and that all of the answers and statements in said Questionnaire are true and correct.

(d) Information. The Undersigned has received, read and understands the Offering Memorandum, including the "Risk Factors" section, and Exhibits thereto, and this Agreement, and he confirms that all documents, records and books pertaining to the investment in the Series B Preferred Stock have been made available or delivered to him and he acknowledges that such information and the books and records of the Company will continue to be available upon reasonable notice and during normal business hours.

(e). Additional Information. The Undersigned has had an opportunity to ask questions of and receive answers from the Company concerting all matters related to the transaction contemplated herein.

(f). Securities Laws. The Undersigned understands that the investment offered hereunder has not been registered under the Act or any applicable state securities laws in reliance upon an exemption for private offerings, and he further understands that he is purchasing the Series B Preferred Stock without being furnished any Offering literature or prospectus other than the Offering Memorandum. In making his decision to acquire in the Series B Preferred Stock, he has relied on the information set forth in the Offering Memorandum and this Agreement, and  no other representations or promises, written or verbal, made by any party.

(g). Investment Intent. The Undersigned is acquiring the Series B Preferred Stock for his own account, for investment purposes only, and not with a view towards resale or distribution.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

OF

FUND

As of the Effective Date, the Fund does hereby represent and warrant to the Company and the Undersigned as follows:

(a) Authority and Enforcement The Fund has power and authority to enter into and to consummate the transactions contemplated by this Agreement otherwise to carry out its obligations hereunder. This Agreement when executed and delivered by the Fund in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Fund, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Title to Satisfied Subordinated Note. The Fund has good and valid title to the Satisfied Subordinated Note beneficially and of record, free and clear of all liens, claims, and encumbrances of any kind or nature, except for the rights of individual members to the Fund. Further, the Satisfied Subordinated Note is not the subject of any pledge, mortgage, hypothecation or other encumbrance of any kind or nature.

ARTICLE I V

ACKNOWLEDGEMENTS BY THE UNDERSIGNED

The Undersigned hereby acknowledges and understands the following:

(a) The Company is has limited operations and assets; the investment contemplated hereby is speculative and involves a high degree of risk of loss by him of his entire investment in the Series B Preferred Stock;

(b) The Series B Preferred Stock and Warrant (and underlying common stock) have been issued in reliance of exemptions under the Act, and under applicable state exemptions; the Series B Preferred Stock and Warrant (and underlying common stock) has not been registered under the Act or under any state laws; there are substantial restrictions on the transferability of the Series B Preferred Stock and Warrant (and underlying common stock); there will be no immediate public market for an investment in the Series B Preferred Stock and Warrant (and underlying common stock); the undersigned may not be able to avail himself of the provisions of Rule 144 adopted by the Securities and Exchange Commission under the Act with respect to the resale of an investment in the Series B Preferred Stock and Warrant (and underlying common stock) for a period of at least two (2) years or such shorter period as may be provided by the rule; and, accordingly, he may have to hold such investment indefinitely and that it may not be possible for him to liquidate his investment in the Series B Preferred Stock and Warrant (and underlying common stock);

(c) The certificate representing the Series B Preferred Stock and Warrant (and underlying common stock) will bear the following restrictive legend:

"The securities have not been registered under the Securities Act of 1933, as amended (the "Act") or any state securities law. These securities have been acquired for investment and may not be offered for sale, hypothecated, sold or transferred, nor will any assignee or transferee thereof be recognized by the Company as having any interest in such securities , in the absence of (i) an effective registration statement with to the securities under the Act, and any other applicable state law or any opinion of counsel satisfactory to the Company that such registration is not required, or (ii) an opinion of counsel satisfactory to the Company that such securities will be offered for sale, hypothecated, sold or transferred only in a transaction which is exempt under or is otherwise in compliance with the applicable securities laws."

(d) None of the following have ever been represented, guaranteed, or warranted to him by any brokers, the Company, their affiliates, agents, or employees or any other person, expressly or by implication:

(i). the approximate or exact length of time that he will be required to remain an owner of his investment in the Series B Preferred Stock;

(ii). the percentage of profit and/or amount of or type of consideration, profit or loss (including tax write-offs and/or tax benefits) to be realized, if any, as a result of this investment; or

(iii). the past performance or experience on the part of the Company or any affiliates, any securities broker or finder, its partners, salesmen, associates, agents or employees or of any other person, that will in any way indicate the predictable results of an investment in the Series B Preferred Stock.

(e) He understands that the Company will be managed solely by its principals and that he will have no rights in the management of the Company; and

(f) He has reviewed and understands the federal income tax aspects of his investment in the Series B Preferred Stock, and he has received such advice in this regard as he deems necessary from qualified independent sources such as an attorney, tax advisor or accountant.

ARTICLE V

ENTIRE AGREEMENT, MODIFICATION, WAIVER AND HEADINGS

5 ..01.

Entire Agreement; Modification. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter herein and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions among the parties, written or otherwise. No supplement, modification or waiver or termination of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided. In the event of a conflict between the terms and conditions of this Agreement and the Offering Memorandum, the terms and conditions herein shall prevail at the point of conflict.

5 ..02.

Incorporation by Reference. All exhibits, schedules and documents, including the Offering Memorandum and its exhibits, referred to in this Agreement are incorporated herein for all purposes.

5 ..03

Headings and Terms. Section captions or headings are included herein for convenience purposes only and are not to be construed as an accurate description of the contents therein. Any reference herein to the singular shall include the plural, the  masculine shall include the feminine, and visa versa.

5 ..04

Survival of Representations and Warranties. All representations, warranties, and covenants made by the parties herein shall survive the execution of this Agreement and shall be forever enforceable.

5 ..05.

 Severability. If any provision of this Agreement is invalid, illegal or enforceable, the balance of this Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

5 ..06.

Multiple Counterpart Execution; Governing Law. This Agreement may be executed in multiple counterparts, which each counterpart constituting a binding agreement between the signatory parties, and with all such counterparts constituting an integrated document. This Agreement shall be construed and governed by the laws of the State of New York. Facsimile and photo-static signatures shall be deemed rebuttably valid as to the execution of this Agreement.

5 ..07.

Binding Effect. The terms and provisions herein shall be binding on and inure to the benefit or the parties hereto, and their respective transferees, successors and assigns.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on the date set forth below but effective as of the Effective D ate.

COMPANY

CCI Group,  Inc.

_______________________               ____________ ____, 2005

Fred W. Jackson, Jr.                                         Date

President

FUND

MS Real Estate Capital Partners, LLC

_______________________               _____________ ____, 2005

David Smith

President

McGinn Smith Advisors, LLC

Co-Manager of MS Real Estate Capital Partners, LLC

UNDERSIGNED

_______________________                 ________________ ____, 2005

Signature                                                              Date

_______________________

Print Name

_______________________

Print Address

_______________________

Print Address

EXHIBIT A

Number of Shares of

      Number of Shares

Total Cash Amount

the Series B Preferred

      Underlying the

Contributed to the

Stock To Be

      Warrant to Be To

Fund by

Received By The

      Received By The

       Amount of

Undersigned

Undersigned

      Undersigned

       Special Dividend

$______________     _________________        ________________     $______________

Last Name of Undersigned : _________________

_________________

Initials

of Undersigned

EXHIBIT 10.32

EXCHANGE AGREEMENT

This Agreement ("Agreement") is made and entered into on the date hereinbelow stated by and between CCI Group, Inc., a Utah corporation (the "Company"), and the undersigned party whose name and address appears on the signatory page of this Agreement (the "Undersigned").

* W I T N E S S E T H *

WHEREAS, the Undersigned is the holder of one or more 12% Subordinated Notes previously  issued by the Company the principal amount of which is set forth on Exhibit A (attached hereto and made a part hereof) (“Subordinated Note(s)”),

WHEREAS, the Subordinated Notes are subject to the terms of an Indenture Agreement dated September 1, 2003 by and among each holder of the subordinated notes, the Company, McGinn Smith & Co., Inc, as registrar and paying agent, and Miller, Gesko & Company, Inc. as indenture agent (“Indenture Agreement”).

WHEREAS, the Undersigned has received from the Company that certain Confidential Private Placement Memorandum dated August 29, 2005 (“Offering Memorandum”) which offers to the Undersigned the right to exchange their Subordinated Notes for the following considerations;

(iv)

a certain class of preferred stock of the Company designed the Series B, Non-Voting Convertible Preferred Shares more accurately described in the Offering Memorandum (“Series B Preferred Stock”),

(v)

a certain stock purchase warrant more accurately described in the Offering Memorandum (“Warrant”), and

(vi)

a special dividend payable by the Company more accurately described in the Offering Memorandum (“Special Dividend”),

WHEREAS, pursuant to the Offering Memorandum and the terms and conditions herein, the Undersigned desires to exchange all of his rights, titles, and interest in and to the Subordinated Note and under the Indenture Agreement for the consideration set forth herein;

NOW THEREFORE, in consideration of the mutual covenants, terms and conditions contained herein, the parties do hereby covenant, warrant and agree as follows:

ARTICLE I

EXCHANGE OF SECURITIES

1.01.

Exchange and Surrender of Subordinated Notes .

(a) Effective as of the Effective Date and subject to the other terms and conditions herein;  (i) the Undersigned hereby assigns, transfers, and conveys to the Company, for purposes of canceling the Subordinated Note, all of its rights, titles and interests in and to the Subordinated Note and under the Indenture Agreement, (ii) all of the Undersigned’s rights, titles, interests, claims and demands of any kind or nature in and to the Subordinated Notes and under the Indenture Agreement, including any right to receive any principal, interest or other payment due under the Subordinated Note not heretofore received by the Undersigned, are hereby terminated, and (iii) the Undersigned hereby forever waives, surrenders, and forfeits  all of his rights, titles, interests, claims and demands, of any kind or nature,  in and to the Subordinated Notes and under the Indenture Agreement, including the right to receive any principal, interest, or other payment of any kind or nature due on the Subordinated Note not heretofore received by the Undersigned, as well the right to assert any default under the Indenture Agreement.

(b) The Undersigned shall deliver to the Company concurrent with the delivery of this Agreement, the original form of the Subordinated Note marked “Satisfied in Full.” Notwithstanding the foregoing, the execution of this agreement by the Undersigned shall constitute sufficient evidence between the parties as to the transaction contemplated herein. If the Undersigned is unable to deliver to the Company the Subordinated Note in original form, the Undersigned at the option of the Company, may be required to provide the Company with a surety bond indemnifying the Company for any loss suffered by the Company relating to the demand and presentation of the Subordinated Note.

1.02.

Preferred Shares, Warrant and Special Dividend . In consideration of the mutual terms, covenants and conditions contained herein, effective as of the Effective Date; the Company hereby covenants and agrees as follows:

(a) Preferred Shares . The Undersigned shall be the owner of the number of shares of the Series B Preferred Stock set forth on Exhibit A (“Preferred Shares”). The Preferred Shares will be evidenced by one or more stock certificates registered in the name of the Undersigned which will be delivered to the Undersigned within ten (10) days from the Effective Date. It is understood that the rights, privileges, and preferences of the Preferred Shares is governed by the Articles Of Amendment For Certificate Of Designations which is attached as Exhibit D to the Offering Memorandum (“Certificate of Designations”)

(b) Warrant and Warrant Shares . The Undersigned shall be the owner of the Warrant which is exercisable for the number of shares of common stock set forth on Exhibit A (“Warrant Shares”). The Warrant will be evidenced by a stock purchase warrant registered in the name of the Undersigned which will be delivered to the Undersigned within ten (10) days from the Effective Date. It is understood that the form of stock purchase warrant is attached as Exhibit D to the Offering Memorandum.

(c)   Special Dividend . The Undersigned shall be entitled to receive from the Company the special dividend described in the Offering Memorandum, the amount of which is set forth on Exhibit A. The amount of the special dividend will be delivered to the Undersigned within ten (10) days from the Effective Date.

1.03

Effective Date . Notwithstanding the date this agreement is executed by the parties, the effective date of this agreement shall be August 31, 2005 (“Effective Date”).

1.04.

Additional Undertakings . Concurrent with the execution hereof and from time to time thereafter, the parties hereto shall execute such additional instruments and take such additional action as such other party(ies) make reasonably request in order to effectuate the purpose and intent of this Agreement.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF COMPANY

As of the Effective Date, the Company does hereby represent and warrant to the Undersigned as follows:

(a) Organization and Qualification . The Company is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.  The Company is not in violation or default of any of the provisions of its certificate or articles of incorporation, bylaws or other organizational or charter documents.

(b) Authority and Enforcement . The execution, delivery and performance by the Company of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of the Company.  This Agreement when executed and delivered by the Company in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Company, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(c) Execution and Delivery .  Neither the execution and delivery of this Agreement by the Company, nor the consummation of the transactions set forth herein or contemplated hereby will conflict with or result in any violation of or constitute a breach of or a default under the Certificate of Incorporation or By Laws of the Company or under any contract, instrument, agreement, understanding, mortgage, indenture, lease, insurance policy, permit, concession, grant, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to or to which the Company is a party, nor will it give rise to any right of acceleration in the time for performance or any obligation of the Company under any contract or instrument, nor will it result in the creation of any lien, charge, encumbrance of any asset of the Company.

(d) Issuance of the Securities .  The Preferred Stock (and the common stock received upon conversion of the Preferred Stock) when issued in accordance with the terms and conditions herein and/or the Certificate of Designations as the case may be, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens, claims, and encumbrances other than restrictions on transfer provided for herein, in this Agreement, or in the Offering Memorandum.  The Warrant Shares, when issued in accordance with the terms of the Warrant will be validly issued, fully paid and nonassessable, free and clear of all liens, claims, and encumbrances other than restrictions on transfer provided for herein, in this Agreement, or in the Offering Memorandum.  The Company will reserve from time to time from its duly authorized capital stock a sufficient number of shares of its common stock to allow for issuance of the Warrant Stock and the conversion of the Preferred Stock.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF UNDERSIGNED

As of the Effective Date, the Undersigned does hereby represent and warrant to the Company as follows:

(a) Authority and Enforcement The Undersigned has power and authority to enter into and to consummate the transactions contemplated by this Agreement otherwise to carry out its obligations hereunder. This Agreement when executed and delivered by the Undersigned in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Undersigned, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Title to Subordinated Notes . The Undersigned has good and valid title to the Subordinated Notes beneficially and of record, free and clear of all liens, claims, and encumbrances of any kind or nature. Further, the Subordinated Notes are not the subject of any pledge, mortgage, hypothecation or other encumbrance of any kind or nature.

(c). Net Worth . The Undersigned has a net worth and annual gross income as stated in the Subscriber Questionnaire (which has been provided to the Undersigned), which Questionnaire and the answers thereto are incorporated herein, and that all of the answers and statements in said Questionnaire are true and correct.

(d) Information . The Undersigned has received, read and understands the Offering Memorandum, including the "Risk Factors" section, and Exhibits thereto, and this Agreement, and he confirms that all documents, records and books pertaining to the investment in the Series B Preferred Stock have been made available or delivered to him and he acknowledges that such information and the books and records of the Company will continue to be available upon reasonable notice and during normal business hours.

(e). Additional Information . The Undersigned has had an opportunity to ask questions of and receive answers from the Company concerting all matters related to the transaction contemplated herein.

(f). Securities Laws . The Undersigned understands that the investment offered hereunder has not been registered under the Act or any applicable state securities laws in reliance upon an exemption for private offerings, and he further understands that he is purchasing the Series B Preferred Stock without being furnished any Offering literature or prospectus other than the Offering Memorandum. In making his decision to acquire in the Series B Preferred Stock, he has relied on the information set forth in the Offering Memorandum and this Agreement, and  no other representations or promises, written or verbal, made by any party.

(g). Investment Intent . The Undersigned is acquiring the Series B Preferred Stock for his own account, for investment purposes only, and not with a view towards resale or distribution.

ARTICLE IV

ACKNOWLEDGEMENTS BY THE UNDERSIGNED

The Undersigned hereby acknowledges and understands the following:

A. The Company has limited operations and assets; the investment contemplated hereby is speculative and involves a high degree of risk of loss by him of his entire investment in the Series B Preferred Stock;

B. The Series B Preferred Stock and Warrant (and underlying common stock) have been issued in reliance of exemptions under the Act, and under applicable state exemptions; the Series B Preferred Stock and Warrant (and underlying common stock) has not been registered under the Act or under any state laws; there are substantial restrictions on the transferability of the Series B Preferred Stock and Warrant (and underlying common stock); there will be no immediate public market for an investment in the Series B Preferred Stock and Warrant (and underlying common stock); the undersigned may not be able to avail himself of the provisions of Rule 144 adopted by the Securities and Exchange Commission under the Act with respect to the resale of an investment in the Series B Preferred Stock and Warrant (and underlying common stock) for a period of at least two (2) years or such shorter period as may be provided by the rule; and, accordingly, he may have to hold such investment indefinitely and that it may not be possible for him to liquidate his investment in the Series B Preferred Stock and Warrant (and underlying common stock);

C. The certificate representing the Series B Preferred Stock and Warrant (and underlying common stock) will bear the following restrictive legend:

"The securities have not been registered under the Securities Act of 1933, as amended (the "Act") or any state securities law. These securities have been acquired for investment and may not be offered for sale, hypothecated, sold or transferred, nor will any assignee or transferee thereof be recognized by the Company as having any interest in such securities , in the absence of (i) an effective registration statement with to the securities under the Act, and any other applicable state law or any opinion of counsel satisfactory to the Company that such registration is not required, or (ii) an opinion of counsel satisfactory to the Company that such securities will be offered for sale, hypothecated, sold or transferred only in a transaction which is exempt under or is otherwise in compliance with the applicable securities laws."

D. None of the following have ever been represented, guaranteed, or warranted to him by any brokers, the Company, their affiliates, agents, or employees or any other person, expressly or by implication:

(i). the approximate or exact length of time that he will be required to remain an owner of his investment in the Series B Preferred Stock;

(ii). the percentage of profit and/or amount of or type of consideration, profit or loss (including tax write-offs and/or tax benefits) to be realized, if any, as a result of this investment; or

(iii). the past performance or experience on the part of the Company or any affiliates, any securities broker or finder, its partners, salesmen, associates, agents or employees or of any other person, that will in any way indicate the predictable results of an investment in the Series B Preferred Stock.

E. He understands that the Company will be managed solely by its principals and that he will have no rights in the management of the Company; and

F. He has reviewed and understands the federal income tax aspects of his investment in the Series B Preferred Stock, and he has received such advice in this regard as he deems necessary from qualified independent sources such as an attorney, tax advisor or accountant.

ARTICLE V

ENTIRE AGREEMENT, MODIFICATION, WAIVER AND HEADINGS

5.01.

Entire Agreement; Modification . This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter herein and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions among the parties, written or otherwise. No supplement, modification or waiver or termination of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided. In the event of a conflict between the terms and conditions of this Agreement and the Offering Memorandum, the terms and conditions herein shall prevail at the point of conflict.

5.02.

Incorporation by Reference . All exhibits, schedules and documents, including the Offering Memorandum and its exhibits, referred to in this Agreement are incorporated herein for all purposes.

5.03

Headings and Terms . Section captions or headings are included herein for convenience purposes only and are not to be construed as an accurate description of the contents therein. Any reference herein to the singular shall include the plural, the  masculine shall include the feminine, and visa versa.

5.04

Survival of Representations and Warranties . All representations, warranties, and covenants made by the parties herein shall survive the execution of this Agreement and shall be forever enforceable.

5.05.

  Severability . If any provision of this Agreement is invalid, illegal or enforceable, the balance of this Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

5.06.

Multiple Counterpart Execution; Governing Law . This Agreement may be executed in multiple counterparts, which each counterpart constituting a binding agreement between the signatory parties, and with all such counterparts constituting an integrated document. This Agreement shall be construed and governed by the laws of the State of New York. Facsimile and photo-static signatures shall be deemed rebuttably valid as to the execution of this Agreement.

5.07.

Binding Effect . The terms and provisions herein shall be binding on and inure to the benefit or the parties hereto, and their respective transferees, successors and assigns.

IN WITNESS WHEREOF, the parties have caused this Agreement to be effective all as of the date set forth below.

Executed this the 4th day of September 2005, but effective as of the Effective Date.

COMPANY

CCI Group,  Inc.

_______________________

Fred W. Jackson, Jr.

President

UNDERSIGNED

_______________________

Signature

_______________________

Print Name

_______________________

Print Address

_______________________

Print Address

EXHIBIT A

Principal Amount Subordinated Notes Exchanged By The Undersigned	Number of Shares of the Series B Preferred Stock To Be Received By The Undersigned	Number of Shares Underlying the Warrant to Be To Received By The Undersigned	Amount of Special Dividend
$_______________	________________	_______________	$___________

Investor Name: _________________

_________________

Initials

of Undersigned